Exhibit 10.76

STOCK PURCHASE AGREEMENT

This stock purchase agreement (this “Agreement”) is made as of March 5, 2020, by and among Griffin Industrial Realty, Inc., a Delaware corporation (the “Company”), and Gordon DuGan  (the “Investor”).

Recitals

A. The Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act; and

B. The Investor wishes to purchase from the Company, and the Company wishes to issue and sell to the Investor, upon the terms and subject to the conditions stated in this Agreement, shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”).

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Subscription and Closing.

(a) On the Closing Date (as defined below), upon the terms and subject to the conditions set forth herein, the Company will issue and sell to the Investor, and the Investor will purchase from the Company, 53,293 shares of Common Stock at a purchase price of $46.91 per Share. The shares of Common Stock to be purchased by the Investor hereunder are referred to herein as the “Shares”.

(b) The completion of the purchase and sale of the Shares contemplated hereby (the “Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m., Eastern Time, on March 9, 2020, or at such other time as the Company and the Investor shall agree (the “Closing Date”).  At or prior to the Closing, the Investor shall execute any related agreements or other documents required to be executed hereunder, dated on or before the Closing Date, including but not limited to the Investor Questionnaire in the form attached hereto as Appendix I (the “Investor Questionnaire”).  At the Closing: (i) the Company shall deliver or cause to be delivered to the Investor the number of Shares, registered in book-entry form in the name of the Investor, purchased by the Investor hereunder, and (ii) the Investor shall cause the purchase price for the Shares purchased by the Investor hereunder to be delivered to the Company by wire transfer of immediately available funds pursuant to the wire instructions delivered provided by the Company.

(c) The issuance of the Shares shall be deemed to satisfy all of the Company’s obligations under Section 4 of that certain Chairmanship and Advisory Agreement, dated as of

March 3, 2020, by and between the Company and the Investor (the “Advisory Agreement”), and Section 4 of the Advisory Agreement shall have no further force or effect.
2. Representations and Warranties of the Company. The Company represents and warrants to the Investor that:

(a) The Company has the requisite right, power and authority to enter into this Agreement, to authorize, issue and sell the Shares as contemplated by this Agreement and to perform and to discharge its obligations hereunder; and this Agreement has been duly authorized, executed and delivered by the Company.

(b) The Shares to be issued and sold by the Company to the Investor under this Agreement have been duly authorized and the Shares, when issued and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid and non-assessable.

3. Representations, Warranties and Covenants of the Investor. The Investor acknowledges and, represents and warrants to, and agrees with, the Company that:

(a) The Investor acknowledges its understanding and agreement that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being offered in a transaction not involving any public offering within the Unites States within the meaning of the Securities Act, that the Shares have not been registered under the Securities Act or the securities laws of any jurisdiction and, unless so registered, may not be sold except as exempt from registration under the Securities Act.

(b) The Investor acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act and that the Company is relying on the Investor’s representations and warranties in connection with such exemption.

(c) At the time the Investor was offered the Shares, it was and, as of the date hereof, the Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act  (and has executed and delivered to the Company its Investor Questionnaire, which the Investor represents and warrants is true, correct and complete) and has a substantive, pre-existing relationship with the Company and the management of the Company.

(d) The Investor is acquiring the Shares solely for the Investor’s own beneficial account (and not for the account of others), for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Shares in violation of the Securities Act,  and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.

(e) The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

(f) The Investor understands and agrees that book-entry notations for the Shares shall bear or reflect, as applicable, a legend substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED MARCH [5], 2020, COPIES OF WHICH ARE ON FILE WITH THE COMPANY.”

(g) The Investor did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

(h) No Person (as defined below) will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor. For the purposes of this Agreement, “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

(i) The Investor covenants that neither it nor any Affiliate (as defined below) acting on its behalf or pursuant to any understanding with it will execute any short sales during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full.  The  Investor covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, the Investor will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). For the purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person, and “Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(j) The Investor has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

4. Conditions to Obligations of the Investor.  The obligation of the Investor to purchase Shares at the Closing is subject to the fulfillment to the Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Investor:

(a) The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects.
(b) The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(c) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions to Obligations of the Company.  The Company’s obligation to sell and issue Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) The representations and warranties made by the Investor in Section 3 hereof shall be true and correct in all material respects.
(b) The Investor shall have performed in all material respects all obligations and covenants herein required to be performed by the Investor on or prior to the Closing Date.

(c) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Miscellaneous.

(a) Successors and Assigns.  This Agreement may not be assigned by the Company without the prior written consent of the Investor.  This Agreement may not be assigned by the Investor without the prior written consent of the Company.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Entire Agreement; Modifications.   Except as otherwise provided herein, this Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be modified or terminated only in writing signed by the Company and the Investor.

(c) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery of a facsimile or PDF.

(d) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York,  without regard to the choice of law principles that would result in the application of any law other than the law of the State of New York.   Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

 [Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GRIFFIN INDUSTRIAL REALTY, INC.
By:	/s/Michael Gamzon
Name:	Michael Gamzon
Title:	President and CEO

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:
/s/Gordon DuGan
Gordon DuGan

APPENDIX I

Investor Questionnaire

To: Griffin Industrial Realty, Inc.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.01 per share (the “Securities”), of Griffin Industrial Realty, Inc., a Delaware corporation (the “Corporation”).  The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor.  The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements.  The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.  By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:
(Number and Street)
Business Address:

City:	State:	Zip Code:

Telephone Number:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:	Approximate Date of formation:

Were you formed for the purpose of investing in the securities being offered?	Yes 	No 

If an individual:

Residence Address:	115 Mercer Street
(Number and Street)

City: New York	State: NY	Zip Code:10012

xxxx
Telephone Number:: 917-742-xxxx

Age: 53	Citizenship: USA	Where registered to vote: NY

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?	Yes ☒	No o

Social Security or Taxpayer Identification No.: xxx-xx-xxxx

PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Corporation to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Corporation.

  (1)A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

  (2) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

  (3)    An insurance company as defined in Section 2(a)(13) of the Securities Act;

  (4)    An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

  (5)    A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

  (6) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

  (7) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

  (8)A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

  (9) An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

  (10)    A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Corporation;

☒  (11) A natural person whose individual net worth, or joint net worth with that person’s spouse,

at the time of his purchase exceeds $1,000,000 (exclusive of the value of that person’s primary residence);

☒  (12) A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

☒  (13)An executive officer or director of the Corporation;

  (14)An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

PART C. BAD ACTOR QUESTIONNAIRE

1.	During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?

Yes                                  (If yes, please continue to Question 1.a)

No    ☒                                (If no, please continue to Question 2)

 If your answer to Question 1 was “yes”, was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the “SEC”); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes                                  No    

2.	Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

Yes                                  (If yes, please continue to Question 2.a)

No    ☒                                (If no, please continue to Question 3)

 If your answer to Question 2 was “yes”, does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes                                  No    

3.	Are you subject to any final order of any governmental commission, authority, agency or officer (2) related to any securities, insurance or banking matter?

Yes   ◻                               (If yes, please continue to Question 3.a)

No    ☒                                (If no, please continue to Question 4)

                                             If your answer to Question 3 was “yes”:

i)    Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

Yes                                  No    

ii)Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

Yes                                  No    

4.	Are you subject to any SEC disciplinary order? (3)

Yes   ◻                               (If yes, please continue to Question 4.a)

No    ☒                                (If no, please continue to Question 5)

 If your answer to Question 4 was “yes”, does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

5.	Are you subject to any SEC cease and desist order entered within the past five years?

Yes                                  (If yes, please continue to Question 5.a)

No    ☒                                (If no, please continue to Question 6)

 If your answer to Question 5 was “yes”, does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge-based anti-fraud provision of the U.S. federal securities laws or (ii) Section 5 of the Securities Act?

Yes                                  No   

6.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

Yes   ◻ (If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)

No    ☒ (If no, please continue to Question 7)

7.

 Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes   ◻                               (If yes, please continue to Question 7.a)

No    ☒                                (If no, please continue to Question 8)

                                      If your answer to Question 7 was “yes”:

i)During the past five years, was any such registration statement or

Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?

Yes   ◻                               No    ◻

ii)Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes   ◻                               No    ◻

8.	Are you subject to a U.S. Postal Service false representation order entered within the past five years?

Yes   ◻                               No    ☒

9.

Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes   ◻                               No    ☒

10.	In the space provided below, describe any facts or circumstances that caused you to answer “yes” to any Question (indicating the corresponding Question number). Attach additional pages if necessary.

HIDDEN_ROW
A.	FOR EXECUTION BY AN INDIVIDUAL:
/s/Gordon DuGan
Print Name: Gordon DuGan

Date

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:
By:
Print Name:
Title:
Date

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document:

Entity Name:
By:
Print Name:
Title:
Date

Entity Name:
By:
Print Name:
Title:
Date